EXHIBIT 10.1


                  AMENDMENT NO. 1 TO ASSETS PURCHASE AGREEMENT
                  --------------------------------------------

                  AMENDMENT NO. 1 TO ASSETS PURCHASE AGREEMENT ("Amendment No. 1"), dated as of September 30, 1998, to the Assets Purchase Agreement (the "Assets Purchase Agreement"), dated as of August 26, 1998, by and among Artra Group Incorporated ("Artra"), BCA Holdings, Inc. ("BCA"), Bagcraft Corporation of America ("Seller"), the Principal Stockholders named therein, Packaging Dynamics, L.L.C. (the "Company") and Bagcraft Acquisition, L.L.C. (the "Buyer"). Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Assets Purchase Agreement.

                               W I T N E S E T H:

                  WHEREAS, Artra, BCA, Seller, the Principal Shareholders, the Company and Buyer have agreed to enter into this Amendment No. 1 to change certain terms of the Assets Purchase Agreement.

                  NOW, THEREFORE, the parties hereto, each intending to be contractually bound, hereby agree as follows:

                  1. Amendments. The parties hereto hereby agree that the Assets Purchase Agreement is hereby amended as follows:

                         (a) Section  3.1 of the Assets  Purchase  Agreement  is
hereby amended by deleting the words "10.0% per annum" appearing in clause (ii) thereof and by inserting in lieu thereof the words "5.0% per annum".

                         (b)  Section  4 of the  Assets  Purchase  Agreement  is
hereby amended by (i) deleting the words "business day" and by inserting in lieu thereof the words "business day that is Friday" and (ii) deleting the words "November 16, 1998 (or December 18, 1998 in the event that Artra's Proxy Statement (as hereinafter defined) is reviewed by the Securities and Exchange Commission)" appearing in the proviso thereof and by inserting the words "December 18, 1998" in lieu thereof.

                         (c) Section  9.7 of the Assets  Purchase  Agreement  is
hereby amended by deleting the words  "September  30, 1998"  appearing in clause
(x) thereof and by inserting in lieu thereof the words "October 30, 1998".

                         (d) Section  13.1 of the Assets  Purchase  Agreement is
hereby amended by deleting the words "November 16, 1998 (or by the latter of the dates set forth in Section 9.7 with respect to Section 9.7) or by December 18, 1998 if the SEC shall have reviewed Artra's Proxy Statement" appearing in clause
(ii) thereof and by inserting in lieu thereof the words "December 18, 1998" (or by the latter of the dates set forth in Section 9.7 with respect to Section 9.7)".

                         (e) Section  13.1 of the Assets  Purchase  Agreement is
hereby amended by deleting the words "November 16, 1998, or by December 18, 1998 if the SEC shall have reviewed Artra's Proxy Statement" appearing in clause (iv) thereof and by inserting in lieu thereof the words "December 18, 1998".

                         (f) The Assets Purchase  Agreement is hereby amended by
deleting Exhibit B attached thereto in its entirety and by inserting in lieu thereof Exhibit B attached to this Amendment No. 1.

                  2. Assets Purchase Agreement Effective. Except as otherwise explicitly provided for herein, the Assets Purchase Agreement shall remain in full force and effect.

                  3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF ILLINOIS.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 1 to be effective as of September 30, 1998.


                                      BAGCRAFT ACQUISITION, L.L.C.


                                      By: _______________________________


                                      PACKAGING DYNAMICS, L.L.C.


                                      By: _______________________________


                                      ARTRA GROUP INCORPORATED


                                      By: _______________________________



                                      BCA HOLDINGS, INC.


                                      By: _______________________________



                                      BAGCRAFT CORPORATION OF AMERICA


                                      By: _______________________________



                                      ___________________________________
                                      Peter R. Harvey


                                      ___________________________________
                                      John Harvey


                                      ___________________________________
                                      Gerard M. Kenny


                                      ___________________________________
                                      Maynard K. Louis


                                      ___________________________________
                                      Howard R. Conant


                                      ___________________________________
                                      Edward A. Celano


                                      ___________________________________
                                      Robert L. Johnson